VBI VACCINES



Pipeline Update Conference Call

NASDAQ: VBIV

APRIL 25 2019

Forward-Looking Statements

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2019, and filed with the Canadian security authorities at sedar.com on February 25, 2019, and may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Agenda

1. **UPDATE ON VBI-1901 :** GBM IMMUNO-THERAPEUTIC
2. **UPDATE ON VBI-2601 :** HEPATITIS B IMMUNO-THERAPEUTIC
3. **UPDATE ON SCI-B-VAC® :** TRIVALENT HEPATITIS B VACCINE
4. SUMMARY OF NEAR-TERM MILESTONES
5. Q&A

GBM Phase I/IIa Clinical Study Design

TWO-PART, MULTI-CENTER, OPEN-LABEL, DOSE-ESCALATION STUDY OF VBI-1901 IN PATIENTS WITH RECURRENT GLIOBLASTOMA (GBM)

PART A : Dose-Escalation Phase

- *Patient population :* Recurrent GBM (any # of recurrences)
- *Dose(s) :*
  - Low – 0.4µg of pp65 → 6 subjects enrolled by end of April 2018
  - Intermediate – 2.0µg of pp65 → 6 subjects enrolled by end of September 2018
  - High – 10.0µg of pp65 → 6 subjects enrolled by end of December 2018

PART B : Extension Phase

- *Patient population :* Recurrent GBM (first recurrence only)
- *Dose(s) :*
  - 10.0µg of pp65 → selected as optimal therapeutic dose from Part A based on safety and immunogenicity

Outcome Measures : Part A & B

- *Safety*
- *Immunogenicity :* (1) T-cell immunity (gB, pp65), (2) serum anti-gB antibody titers, (3) other immune correlates and biomarkers
- *Tumor and clinical responses :* Based on MRIs and survival data (progression-free and overall survival)
- *Quality of life :* Change from baseline, including reduction in steroid use

Impact of Vaccination on CMV-Specific Immunity

SNO 2018 DATA – PATIENT-SPECIFIC DATA OF RESPONDERS

Low-Dose Cohort (0.4µg of pp65)		Intermediate-Dose Cohort (2.0µg of pp65)	
Subject 01-003 2 recurrences	**Subject 01-007** 3 recurrences	**Subject 01-012** 2 recurrences	**Subject 03-002** 1 recurrence

CMV gB Antibody Binding Titers



CMV gB Ab Binding Titer (1/x)
10^6
10^5
10^4
10^3
0 28 56 84 112 140 168 196
Days
8.6X ↑
1.5X ↑
3.8X ↑
18.3X ↑

T-cell Responses



SFC/10^6 PBMCs
TMTC
2500
2000
1500
1000
500
0
0 28 56 84 112 140 168 196
Days
VBI-1901 (IFN-γ)
VBI-1901 (IL-5)
gB peptide pool (IFN-γ)
gB peptide pool (IL-5)
pp65 peptide pool (IFN-γ)
pp65 peptide pool (IL-5)
TMTC = too many to count
Data in progress

Upcoming Program Milestones : VBI-1901 (GBM)

PART A : Dose-Escalation Phase

- *June 2019 – ASCO Poster Presentation :*
  - Expanded immunologic data from low-, intermediate-, and high-dose cohorts
  - Correlation between vaccine and tumor/clinical responses, as assessed by MRI and survival data

PART B : Extension Phase

- *Mid-year 2019 :* Initiation of enrollment expected
- *H2 2019 :* Initial immunologic data expected

Functional Cure Combination for Hepatitis B

Scientific consensus is that a functional cure is within reach, but will likely be achieved through a combination approach

A functional cure will likely require the achievement of the below:

1. Drive down hepatitis B virus (HBV) DNA
2. Drive down immuno-suppressive HBV S-antigen
3. Achieve long-term immunologic control

Consensus is building that an immuno-therapeutic would be needed to achieve long-term immunologic control and restore the body's defense against hepatitis B infection

VBI-2601 Well Positioned as an Immuno-Therapeutic Component of a Functional Cure for Hepatitis B

VBI-2601 is designed to impact circulating virus (via anti-S immunity – step 7), viral entry (via pre-S1 immunity – step 1), and infected hepatocytes (via T-cell immunity – step 8)

Current NUCs & next-generation therapies impact intracellular steps downstream of transcription (steps 3, 4, & 5)



1 Attachment / Entry
(Pre-S1 immunity or NTCP inhibitors)
cccDNA Formation
(cccDNA inhibitors) 2
Transcription/Translation
(siRNA, Antisense) 3
Reverse Transcription
(NUCs) 4
Assembly
(Core inhibitors, assembly inhibitors 5
Secretion 6
Circulation 7
(Anti-HBsAg antibodies)
Elimination of Infected Cells 8
(CD8+ T-cell vaccine responses)
HBV Life Cycle
Hepatocyte

Program Milestones : VBI-2601 (Tx HBV)

- ☑ *December 2018 :* License and collaboration agreement announced with Brii Biosciences for up to $129M + royalties to develop a functional cure for hepatitis B

- ☑ *January 2019 :* Initiation of pre-clinical studies

- ☐ *Around year-end 2019 :* Expected start of clinical proof-of-concept study in subjects with chronic hepatitis B

Sci-B-Vac®: Two Ongoing Phase III Studies to Support Licensure in U.S., Europe, and Canada

Phase III Study	**PROTECT** *2-arm safety and immunogenicity study*	**CONSTANT** *4-arm lot-to-lot consistency study*
N size	~1,500	~2,900
Control Vaccine	Engerix-B® (GSK)	Engerix-B® (GSK)
Primary Endpoint(s)	Based on seroprotection rates (SPR): i. Non-inferiority in adults ≥ age 18 ii. Superiority in adults > age 45	Consistency of immune response as measured by Geometric Mean Concentration (GMC) of antibodies across three consecutively manufactured lots of Sci-B-Vac®
Secondary Endpoint(s)	i. Non-inferiority of SPR in adults ≥ age 18 after 2 doses of Sci-B-Vac® vs. 3 doses of Engerix-B® ii. Safety and tolerability	Safety, tolerability, and SPR
Expected Top-Line Data Readout	Mid-year 2019	Around year-end 2019

Sci-B-Vac®: High & Rapid SPR in Adults

EASL 2019 POSTER DATA

Three previously-conducted clinical studies in adults aged 18-45 years

Seroprotection Rates (SPR) and anti-HBs titers (GMC)

Studies		Month 2 SPR% (GMC) *Post-2nd Dose*	Month 6 SPR% (GMC) *Post-2nd Dose*	Month 7 SPR% (GMC) *Post-3rd Dose*	Month 12 SPR% (GMC) *Post-3rd Dose*
Israel Phase 4	Sci-B-Vac® *(n=83)*	91% (358)	98.8% (300)	100% (6,799)	100% (2,281)
Vietnam Phase 3	Sci-B-Vac® *(n=120)*	-	98.3% (328)	100% (12,158)	99% (3,188)
	Engerix-B® *(n=117)*	-	81.2% (44)	98% (4,124)	98% (991)
Russia Phase 3	Sci-B-Vac® *(n=47)*	-	100%	100%	100%
	Engerix-B® *(n=47)*	-	89%	97.8%	97.8%

Data supports PROTECT secondary endpoint

Summary

NOTABLE CATALYSTS THROUGH 2019 YEAR-END:

1. ***VBI-1901**: GBM (Immuno-Oncology)*

   - *June 2019, ASCO Poster Presentation* – Expanded immunologic data, and correlation between vaccine and tumor/clinical responses expected in all dose cohorts in Part A of the ongoing Phase I/IIa study
   - *H2 2019* – Initial immunologic data expected from Part B of the ongoing Phase I/IIa study

2. ***Sci-B-Vac®**: Hepatitis B Prophylaxis*

   - *Mid-Year 2019* – Topline results expected from PROTECT Phase III study
   - *Around Year-End 2019* – Topline results expected from CONSTANT Phase III study

3. ***VBI-2601**: Hepatitis B Therapeutic*

   - *Around Year-End 2019* – Expected start of clinical proof-of-concept study

4. ***VBI-1501**: CMV*

   - *Around Year-End 2019* – Expected start of Phase II dose-ranging study

VBI Vaccines Inc.

222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com